UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08795

40|86 Strategic Income Fund

(Exact name of registrant as specified in charter)

11815 North Pennsylvania Street

Carmel, IN 46032

(Address of principal executive offices) (Zip code)

Jeffrey M. Stautz

11815 North Pennsylvania Street

Carmel, IN 46032

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-817-4086

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

40|86 STRATEGIC INCOME FUND
New York Stock Exchange Listed
Ticker Symbol: CFD

June 30, 2006

Annual Report

40 | 86 Strategic Income Fund	Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2006

How did the Portfolio perform relative to its benchmark?

The 40|86 Strategic Income Fund returned 0.70% in Net Asset Value (NAV) for the fiscal year ended June 30, 2006. The Fund’s benchmark, the Merrill Lynch High Yield Master II Index, increased 4.70% for the same period.(1) As a closed-end mutual fund, the 40|86 Strategic Income Fund’s stock trades independently from the underlying NAV on the New York Stock Exchange. The stock declined 2.46% for the fiscal year ended June 30, 2006.

What factors contributed to the variance between the Fund and its benchmark?

We continued to focus our investment strategy in the higher quality portion of the high yield market. As such we have lagged the Index, which has experienced much higher returns in riskier rated securities. The Merrill Lynch High Yield Master II Index’s CCC-rated securities returned 8.72%; its B-rated securities returned 5.90%; and its BB-rated securities returned 2.32%. During this same time period, the Fund followed a more conservative approach, with the Fund being more weighted toward BB-rated securities and higher quality B-rated securities.

Which holdings most enhanced the Fund’s performance?

The Fund’s return was enhanced by its holdings in medical equipment provider Universal Hospital, railway transporter TFM SA (Kansas City Southern de Mexico), emerging market security Republic of Brazil and ready-mixed concrete product and service provider U.S. Concrete. Universal Hospital was the best performer for the fiscal year, returning 11.78%. The positive return can be attributed to an increase in market share and cost saving programs enacted by the company. TFM SA returned 10.13%, driven by improved operating and cost performance. Republic of Brazil returned 9.81% as the emerging markets sector demonstrated strong returns during the first half of the fiscal year. U.S. Concrete returned 9.01% due to high sales of ready-mix concrete and favorable credit fundamentals.

Which holdings most negatively impacted the Fund’s performance?

The Fund’s main detractors were game and movie retailer Movie Gallery, lumber and paper producer Georgia-Pacific, retailer Toys R Us and home builder William Lyon Homes. Movie Gallery detracted from performance with a 10.82% decline as the market struggled with accepting the long-term prospects for the rental movie industry. Georgia-Pacific declined 8.94% on the heels of Koch Industries’ announcement of its plans to buy the company in a leveraged buyout. Toys R Us was also negatively impacted after its leveraged buyout, declining 6.29%. William Lyon Homes declined 2.72% on a softening housing market and the company being taken private.

What is your outlook for the next six months?

We believe there is a better-than-even probability that the Federal Reserve will raise the fed funds rate from 5.25% to 5.50%. After this increase, we anticipate the Fed will pause and take an opportunity to monitor any further development in the balance of growth and inflation risks. We believe this policy will result in lower inflationary pressure and slower economic growth. As economic growth slows, we expect credit spreads to widen as default rates begin to increase from below average levels. The high yield market continues to trade at historically low spreads, while the domestic default rate remains well below the historical average. We expect this environment to persist for the remainder of 2006 given the continued strong fundamental and technical environment. However, we continue to expect that the positive credit cycle could begin to turn in late 2006 and early 2007. We anticipate the domestic default rate will begin to trend higher as increased risks enter the high yield market. The most prominent risks we envision are leveraged buyouts, increased dividends to shareholders, share repurchases and deteriorating quality of high yield issuance.

Over the past twelve months we have implemented a more defensive and conservative stance in order to preserve principal and achieve consistent current income for the Fund. The core of the Fund remains in the middle tier, B-rated section of the high yield market. The Fund is underweight CCC-rated securities, which represent only 2.4% of the portfolio. We believe this allocation is acceptable given the Fund’s investment objectives and our longer-term view of the economy and market. Based on historical market data, we feel that once the Fed chooses to stop increasing short-term interest rates, we will see higher quality names outperform lower quality issues. In addition to credit quality, we will also look to sector allocations in order to achieve a more defensive outlook. We will concentrate on reducing allocations of highly cyclical sectors to less cyclical, more defensive areas in the high yield market.

We continue to select securities based on recommendations from our credit research team. We are concentrating on those companies that are positioned well within their respective

40 | 86 Strategic Income Fund	Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2006

industries, have manageable debt maturities and have strong management teams. These companies generally have enterprise values able to withstand more volatile financial markets. These companies include independent natural gas producer Chesapeake Energy and medical equipment and service provider Universal Hospital Corporation.

Amy Gibson	Richard Matas
Vice President	Assistant Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

__________
(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes. The Merrill Lynch High Yield Master II Index is an unmanaged, market capitalization weighted index of all domestic and yankee high yield bonds.

Management of the Fund

Amy Gibson, CFA and Richard Matas are the Fund’s portfolio managers. Ms. Gibson is head of the high yield group for 40|86 Advisors, Inc. She is responsible for the oversight of the high yield, bank loan and collateralized debt obligation portfolios. Mr. Matas is a high yield trader for 40|86 Advisors, Inc. He is responsible for trading high yield securities and providing portfolio management support for high yield and collateralized debt obligations.

Rating as a Percent of Total Investments (Best of Moody’s/S&P)

40 | 86 Strategic Income Fund	Annual Report
Schedule of Investments	June 30, 2006

SHARES OR PRINCIPAL AMOUNT			VALUE
CORPORATE BONDS (129.2%)
Aerospace/Defense Equipment (0.6%)
	$ 475,000	Alliant Techsystems, Inc., 6.750%, 04/01/2016	$ 458,375

Amusement and Recreation Services (5.2%)
	500,000	Boyd Gaming Corp., 7.125%, 02/01/2016	485,625
	750,000	MGM Mirage, Inc., 6.625%, 07/15/2015	703,125
	500,000	MGM Mirage, Inc., 6.875%, 04/01/2016, Cost — $500,000; Acquired — 03/22/2006 (a)	469,375
	1,000,000	Pinnacle Entertainment, 8.250%, 03/15/2012 (d)	1,007,500
	1,075,000	Vail Resorts, Inc., 6.750%, 02/15/2014 (d)	1,026,625
			3,692,250
Apparel and Other Finished Products (3.9%)
	1,500,000	Brown Shoe Company, Inc., 8.750%, 05/01/2012 (d)	1,548,750
	1,155,000	Russell Corp., 9.250%, 05/01/2010 (d)	1,214,194
			2,762,944
Athletic Equipment (1.4%)
	1,000,000	Riddell Bell Holdings, 8.375%, 10/01/2012 (d)	990,000

Beverages - Wines and Spirits (0.7%)
	500,000	Constellation Brands, Inc., 8.125%, 01/15/2012	516,250

Building Services (3.8%)
	585,000	Hexcel Corp., 6.750%, 02/01/2015	549,900
	949,959	Rhodes Homes, 7.580%, 11/11/2010, Cost — $945,209; Acquired — 11/10/2005 (a)	949,959
	1,000,000	WCI Communities, Inc., 6.625%, 03/15/2015	835,000
	500,000	William Lyon Homes, 7.625%, 12/15/2012 (d)	417,500
			2,752,359
Building Product Air and Heating (1.3%)
	1,000,000	Goodman Global Holdings, 7.875%, 12/15/2012 (d)	960,000

Cable and Other Pay Television Services (8.6%)
	1,640,000	Charter Communications OPT LLC, 8.375%, 4/30/2014, Cost — $1,664,600; Acquired — 11/05/2004 (a)(d)	1,650,250
	725,000	CSC Holding, Inc., 7.250%, 04/15/2012, Cost — $715,938; Acquired — 03/23/2006 (a)	703,250
	500,000	DirectTV Holdings/Finance, 6.375%, 06/15/2015	463,750
	1,200,000	Echostar DBS Corp., 6.625%, 10/01/2014 (d)	1,131,000
	1,110,000	Qwest Communications International, 7.250%, 02/15/2011 (d)	1,082,250
	1,080,000	Superior Essex Communications & Essex Group LLC, 9.000%, 04/15/2012 (d)	1,101,600
			6,132,100
Chemicals and Allied Products (7.7%)
	1,000,000	Church & Dwight Co., Inc., 6.000%, 12/15/2012 (d)	930,000
	1,010,000	Del Laboratories, Inc., 8.000%, 02/01/2012 (d)	844,612
	800,000	Elizabeth Arden, Inc., 7.750%, 01/15/2014 (d)	790,000
	630,000	Hercules, Inc., 6.750%, 10/15/2029 (d)	598,500
	147,000	Huntsman International LLC, 10.125%, 07/01/2009 (d)	149,940
	825,000	Lyondell Chemical Co., 11.125%, 07/15/2012 (d)	899,250
	585,000	Nalco Co., 8.875%, 11/15/2013 (d)	592,313
	463,000	Rockwood Specialties Group, Inc., 10.625%, 05/15/2011 (d)	497,146
	250,000	Westlake Chemicals, 6.625%, 01/15/2016	232,188
			5,533,949

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report
Schedule of Investments	June 30, 2006

SHARES OR PRINCIPAL AMOUNT			VALUE
Communication Services (5.7%)
	$1,000,000	American Tower Corp., 7.125%, 10/15/2012 (d)	$1,002,500
	500,000	Intelsat Bermuda Ltd., 11.250%, 06/15/2016, Cost — $500,000; Acquired — 06/19/2006 (a)	515,000
	610,000	Intelsat Sub Holdings Co. Ltd., 9.614%, 01/15/2012 (b)	619,150
	275,000	New Skies Satellites NV, 9.125%, 11/01/2012	292,188
	520,000	Rogers Wireless, Inc., 7.500%, 03/15/2015.	527,800
	440,000	Rogers Wireless, Inc., 9.625%, 05/01/2011 (d)	484,000
	620,000	Rural Cellular Corp., 8.250%, 03/15/2012 (d)	639,375
			4,080,013
Computer Services (0.7%)
	500,000	Sungard Data Systems, Inc., 9.125%, 08/15/2013, Cost — $533,750; Acquired — 05/12/2006 (a)	521,250

Consumer Products - Miscellaneous (1.1%)
	750,000	American Greetings, 7.375%, 06/01/2016	757,500

Container - Metal/Glass (0.7%)
	500,000	Ball Corp., 6.625%, 03/15/2018 (d)	467,500

Containers - Paper/Plastics (0.7%)
	500,000	Jefferson Smurfit Corp., 8.250%, 10/01/2012	471,250

Distribution/Wholesale (1.4%)
	1,000,000	VWR International, Inc., 8.000%, 04/15/2014	976,250

Electric, Gas and Sanitary Services (3.1%)
	711,985	Midwest Generation LLC, 8.560%, 01/02/2016 (d)	747,585
	500,000	Mirant North America LLC, 7.375%, 12/31/2013, Cost — $508,750; Acquired — 02/09/2006 (a)	485,000
	1,000,000	NRG Energy, Inc., 7.250%, 02/01/2014	977,500
			2,210,085
Electric Generation (0.3%)
	250,000	Edison Mission Energy, 7.500%, 06/15/2013, Cost — $249,688; Acquired — 05/23/2006 (a)	246,250

Electronics - Military (0.7%)
	500,000	L-3 Communications Corp., 6.375%, 10/15/2015	480,000

Electronic, Other Electrical Equipment, except Computers (0.7%)
	500,000	Sanmina-SCI Corp., 8.125%, 03/01/2016	490,000

Fabricated Metal Products, except Machinery and Transportation Equipment (2.4%)
	1,205,000	Novelis, Inc., 7.250%, 02/15/2015, Cost — $1,207,475; Acquired — 01/28/2005 & 06/02/2005 (a)(d)	1,162,825
	605,000	Park-Ohio Industries, Inc., 8.375%, 11/15/2014 (d)	535,425
			1,698,250
Finance - Other Services (0.4%)
	239,000	Alamosa Delaware, Inc., 11.000%, 07/31/2010 (d)	262,900

Food and Kindred Products (3.0%)
	1,000,000	Alliance One International, Inc., 11.000%, 05/15/2012 (d)	955,000
	1,000,000	Del Monte Corp., 6.750%, 02/15/2015 (d)	932,500
	250,000	Dole Foods Co., 7.250%, 06/15/2010	225,000
			2,112,500

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report
Schedule of Investments	June 30, 2006

SHARES OR PRINCIPAL AMOUNT			VALUE
Funeral Services and Related Items (1.5%)
	$1,000,000	Alderwoods Group, Inc., 7.750%, 09/15/201	$ 1,060,000

General Merchandise Stores (1.1%)
	750,000	Neiman Marcus Group, Inc., 10.375%, 10/15/2015, Cost — $763,438; Acquired — 09/28/2005 & 03/10/2006 (a)	800,625

Health Services (3.4%)
	1,455,000	Davita, Inc., 7.250%, 03/15/2015 (d)	1,404,075
	1,000,000	Res-Care, Inc., 7.750%, 10/15/2013 (d)	997,500
			2,401,575
Hotels, Other Lodging Places (2.8%)
	590,000	Host Marriott LP, 7.125%, 11/01/2013	590,738
	500,000	Las Vegas Sands Corp., 6.375%, 02/15/2015	466,250
	1,000,000	Wynn Las Vegas LLC, 6.625%, 12/01/2014 (d)	947,500
			2,004,488
Industrial and Commercial Machinery and Computer Equipment (3.4%)
	1,685,000	Case Corp., 7.250%, 01/15/2016 (d)	1,600,750
	800,000	Terex Corp., 7.375%, 01/15/2014 (d)	800,000
			2,400,750
Lumber and Wood Products, except Furniture (1.8%)
	1,400,000	Georgia-Pacific Corp., 7.375%, 12/01/2025 (d)	1,274,000

Measuring Instruments, Photo Goods, Watches (1.4%)
	775,000	DRS Technologies, Inc., 6.875%, 11/01/2013 (d)	749,813
	250,000	DRS Technologies, Inc., 7.625%, 02/01/2018	250,000
			999,813
Medical Products (2.6%)
	1,775,000	Universal Hospital Services, Inc., 10.125%, 11/01/2011 (d)	1,854,875

Miscellaneous Manufacturing Industries (1.4%)
	1,000,000	Blount, Inc., 8.875%, 08/01/2012 (d)	1,000,000

Non-Depository Credit Institutions (1.3%)
	1,000,000	General Motors Acceptance Corp., 7.750%, 01/19/2010	995,599

Non-Hazardous Waste Disposal (1.2%)
	880,000	Allied Waste North America, 5.750%, 02/15/2011	825,000

Office Supplies and Forms (0.7%)
	500,000	Acco Brands Corp., 7.625%, 08/15/2015 (d)	466,250

Oil-Field Services (0.2%)
	250,000	Basic Energy Services, 7.125%, 04/15/2016, Cost - $250,000; Acquired - 04/07/2006 (a)	233,750

Oil and Gas Extraction (4.3%)
	450,000	Chesapeake Energy Corp., 6.625%, 01/15/2016 (d)	420,750
	1,155,000	Chesapeake Energy Corp., 7.500%, 09/15/2013 (d)	1,163,663
	790,000	El Paso Production Holdings, 7.750%, 06/01/2013 (d)	799,875
	750,000	Whiting Petroleum Corp., 7.000%, 02/01/2014	712,500
			3,096,788

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report
Schedule of Investments	June 30, 2006

SHARES OR PRINCIPAL AMOUNT			VALUE
Paper and Allied Products (6.6%)
	$1,390,000	Boise Cascade LLC, 7.125%, 10/15/2014 (d)	$1,237,100
	1,000,000	Buckeye Technologies, Inc., 8.500%, 10/01/2013 (d)	955,000
	1,000,000	Graham Packaging Co., 8.500%, 10/15/2012 (d)	985,000
	1,100,000	Graphic Packaging International, Inc., 9.500%, 08/15/2013 (d)	1,094,500
	450,000	Neenah Paper, Inc., 7.375%, 11/15/2014 (d)	416,250
			4,687,850
Personal Services (1.9%)
	1,360,000	Adesa, Inc., 7.625%, 06/15/2012 (d)	1,343,000

Pharmacy Services (1.3%)
	1,000,000	Omnicare, Inc., 6.875%, 12/15/2015	955,000

Pipelines (5.9%)
	900,000	Atlas Pipeline Partners, 8.125%, 12/15/2015, Cost — $914,000; Acquired — 12/15/2005 & 01/04/2006 (a)	901,125
	975,000	Dynegy Holdings, Inc., 8.375%, 05/01/2016, Cost — $975,000; Acquired — 03/29/2006 (a)	965,250
	500,000	Ginn-LA CS Borrower LLC, 12.270%, 06/08/2012, Cost — $500,000; Acquired — 06/06/2006 (a)	500,000
	1,120,000	Pacific Energy Partners/Finance, 7.125%, 06/15/2014 (d)	1,136,800
	710,000	Targa Resources, Inc., 8.500%, 11/01/2013, Cost — $743,313; Acquired — 02/06/2006 & 02/10/2006 (a)	688,700
			4,191,875
Printing, Publishing and Allied Industries (3.8%)
	1,110,000	RH Donnelley Corp., 6.875%, 01/15/2013 (d)	1,026,750
	655,000	Sun Media Corp., 7.625%, 02/15/2013	662,369
	1,055,000	Warner Music Group, 7.375%, 04/15/2014 (d)	1,028,625
			2,717,744
Private Corrections (1.0%)
	750,000	Corrections Corporation of America, 6.250%, 03/15/2013	708,750

Racetracks (0.7%)
	500,000	Penn National Gaming, Inc., 6.750%, 03/01/2015	468,750

Railroad Transportation (2.5%)
	1,665,000	TFM SA de CV, 9.375%, 05/01/2012 (d)	1,781,550

Real Estate Investment Trusts (REITS) (2.7%)
	1,090,000	Senior Housing Trust, 8.625%, 01/15/2012 (d)	1,158,125
	750,000	Tower 2006-1 F, 7.036%, 02/15/2036, Cost — 750,000; Acquired — 02/13/2006 (a)	748,971
			1,907,096
Rental Auto/Equipment (1.1%)
	750,000	Hertz Corp., 8.875%, 01/01/2014, Cost — $757,500; Acquired — 12/15/2005 & 01/12/2006 (a)	772,500

Special Purpose Entity (2.0%)
	500,000	C&M Finance Ltd., 8.100%, 02/01/2016, Cost — $500,000; Acquired — 01/23/2006 (a)	478,430
	1,000,000	Trains HY - 1 - 2006, 7.548%, 05/01/2016, Cost — $991,250; Acquired — 06/07/2006 (a)	981,671
			1,460,101
Stone, Clay, Glass and Concrete Products (3.4%)
	1,475,000	Owens-Brockway Glass Containers, 8.250%, 05/15/2013 (d)	1,486,063
	1,005,000	U.S. Concrete, Inc., 8.375%, 04/01/2014 (d)	1,020,075
			2,506,138

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report
Schedule of Investments	June 30, 2006

SHARES OR PRINCIPAL AMOUNT			VALUE
Telephone Communications (1.7%)
	$ 750,000	Cincinnati Bell, Inc., 8.375%, 01/15/2014 (d)	$ 742,500
	500,000	Hawaiian Telcom Communications, 9.750%, 05/01/2013	511,250
			1,253,750
Telephone Integrated (1.4%)
	1,000,000	Windstream Corp., 8.125%, 08/01/2013, Cost — $1,000,000; Acquired — 06/28/2006 (a)	1,025,000

Television Broadcasting Stations (3.0%)
	1,000,000	LIN Television Corp., 6.500%, 05/15/2013	917,500
	1,235,000	Sinclair Broadcasting Group, 8.000%, 03/15/2012 (d)	1,259,70
			2,177,200
Transportation Equipment (4.0%)
	835,000	Tenneco, Inc., 8.625%, 11/15/2014	837,083
	1,280,000	TRW Automotive, Inc., 9.375%, 02/15/2013	1,366,400
	645,000	United Components, Inc., 9.375%, 06/15/2013	638,550
			2,842,033
Vitamins, Nutritionals and Other Health - Related Products (2.2%)
	630,000	Jean Coutu Group PJC, Inc., 7.625%, 08/01/2012 (d)	614,250
	1,000,000	NBTY, Inc., 7.125%, 10/01/2015 (d)	945,000
			1,559,250
Wholesale Trade - Durable Goods (1.3%)
	1,000,000	Vedanta Resources PLC, 6.625%, 02/22/2010, Cost — $997,390; Acquired — 12/10/2004 (a)(d)	955,904

Wholesale Trade - Non-Durable Goods (1.5%)
	1,055,000	FastenTech, Inc., 11.500%, 05/01/2011 (d)	1,081,375
		Total Corporate Bonds (cost $94,819,153)	$92,380,354
FOREIGN GOVERMENT BONDS (4.4%)
	1,345,000	Federated Republic of Brazil, 10.500%, 07/14/2014 (d)	1,622,743
	545,000	Republic of Panama, 7.250%, 03/15/2015	553,175
	1,120,000	Republic of Turkey, 7.375%, 02/05/2025	1,013,600
		Total Foreign Government Bonds (cost $3,112,531)	$3,189,518
COMMON STOCK (0.2%)
Chemical Products (0.2%)
	7,104	Huntsman Corp. (c)	123,040
		Total Common Stock (cost $43,399)	$123,040
SHORT-TERM INVESTMENTS (1.7%)
	1,238,672	Temporary Investment Fund, Inc., 4.692%.	1,238,672
		Total Short-Term Investments (cost $1,238,672)	$1,238,672

		Total Investments (135.5% of net assets ) (cost $99,219,755) (e)	$96,931,584
		Liabilities, less other assets (-35.5% of net assets)	(25,389,961)
		Total Net Assets (100.0%)	$71,541,623

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report
Schedule of Investments	June 30, 2006

__________
(a)	Restricted under Rule 144A of the Securities Act of 1933.
(b)	Variable rate bond - coupon rate changes semi-annually.
(c)	Non-income producing security.
(d)	All or a portion of these securities were included in a pledge account (Note 7).
(e)	At June 30, 2006, the aggregate cost for Federal income tax purposes was $ 99,257,529.
The aggregate gross unrealized appreciation (depreciation) for Federal income tax purposes is as follows:
Tax unrealized appreciation $ 934,290
Tax unrealized depreciation (3,260,235)
Total tax unrealized appreciation (depreciation) $(2,325,945)

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report
Statement of Assets and Liabilities
June 30, 2006

Assets:
Investments at cost	$99,219,755
Investments at value	$96,931,584
Cash	740,336
Interest receivable	1,938,414
Other assets	18,639
Total assets	99,628,973
Liabilities and net assets:
Payable to Conseco, Inc. subsidiaries	76,302
Accrued expenses	114,525
Distribution payable	461,677
Interest payable	135,651
Payables for securities purchased	1,500,000
Line of credit payable	25,799,195
Total liabilities	28,087,350
Net assets	$71,541,623
Net assets consist of:
Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized)	$6,840
Paid-in capital	101,202,966
Distribution in excess of net investment income	(296,156)
Accumulated net realized loss on investments	(27,083,856)
Net unrealized depreciation on investments	(2,288,171)
Net assets	$71,541,623
Shares outstanding	6,839,661
Net asset value per share	$10.46

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report
Statement of Operations
For the year ended June 30, 2006

Investment Income:
Interest	$8,693,360
Dividends	31,364
Total investment income	8,724,724
Expenses:
Investment advisory fees	965,943
Shareholders service fees	107,327
Administration fees	90,000
Legal fees	85,246
Trustees' fees	60,877
Transfer agent fees	49,952
Audit fees	33,925
Registration and filing fees	24,897
Custodian fees	19,669
Reports — printing	16,507
Other	47,859
Total expenses before interest expense and expense reimbursement	1,502,202
Interest expense	1,611,803
Total expenses before expense reimbursement	3,114,005
Expense reimbursement (Note 4)	(85,861)
Total expenses	3,028,144
Net investment income	5,696,580
Net realized and unrealized loss on investments:
Net realized loss on sales of investments	(559,440)
Net change in unrealized appreciation (depreciation) of investments	(4,618,586)
Net realized and unrealized loss on investments	(5,178,026)
Net increase in net assets from operations	$518,554

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report
Statement of Changes in Net Assets
For the year ended June 30,

	2006	2005
Operations:
Net investment income	$5,696,580	$ 5,872,639
Net realized gain (loss) on sales of investments	(559,440)	4,588,134
Net change in unrealized appreciation (depreciation) of investments	(4,618,586)	(1,623,372)
Net increase from operations	518,554	8,837,401
Distributions to shareholders:
Net investment income	(5,811,660)	(5,878,689)
Net decrease from distributions	(5,811,660)	(5,878,689)
Total increase (decrease) in net assets	(5,293,106)	2,958,712
Net assets:
Beginning of year	76,834,729	73,876,017
End of year	$71,541,623	$76,834,729
Shares outstanding:
Beginning of year.	6,839,661	6,839,661
End of year	6,839,661	6,839,661

40 | 86 Strategic Income Fund	Annual Report
Statement of Cash Flows
For the year ended June 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income	$9,108,736
Interest expense paid.	(1,591,764)
Operating expenses paid	(1,506,623)
Proceeds from sales of investments	59,444,203
Purchases of investments	(47,210,646)
Net increase in short-term investments	(863,965)
Net cash provided by operating activities.	17,379,941

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid (net of reinvestment of $0)	(5,928,618)
Decrease in loans outstanding	(10,750,000)
Net cash used for financing activities	(16,678,618)
Net increase in cash	701,323
Cash at beginning of year	39,013
Cash at end of year	$740,336

Reconciliation of Net Investment Income to Net Cash Provided By Operating Activities:
Net investment income	$5,696,580
Net decrease in interest and dividends receivable	295,546
Net increase in other assets	(5,097)
Net decrease in payable to Conseco, Inc. subsidiaries	(110,289)
Net increase in accrued expenses	25,104
Net increase in interest payable	20,039
Accretion and amortization of discounts and premiums	88,466
Net cash provided by operating activities	$6,010,349

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report
Financial Highlights
For the year ended June 30, For the year ended June 30,

	2006	2005	2004	2003	2002
Net asset value per share, beginning of year	$11.23	$10.80	$10.20	$7.81	$9.28
Income from investment operations (a)
Net investment income	0.83	0.86	0.94	0.96	1.01
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(0.75)	0.43	0.60	2.38	(1.47)
Net increase (decrease) from investment operations	0.08	1.29	1.54	3.34	(0.46)
Distributions:
Net investment income	(0.85)	(0.86)	(0.94)	(0.95)	(1.01)
Net decrease from distributions	(0.85)	(0.86)	(0.94)	(0.95)	(1.01)
Net asset value per share, end of period	$10.46	$11.23	$10.80	$10.20	$7.81
Per share market value, end of period	$9.04	$10.13	$9.60	$10.17	$7.82
Total return (b)	(2.46%)	14.84%	3.30%	45.80%	(7.60%)
Ratios/supplemental data:
Net assets (dollars in thousands), end of year	$71,542	$76,835	$73,876	$69,755	$53,170
Ratios of expenses to average net assets (c)
Before expense reimbursement	4.15%	3.13%	2.38%	2.84%	3.13%
After expense reimbursement	4.04%	3.13%	2.38%	2.84%	3.13%
Ratios of operating expenses to average net assets (d)
Before expense reimbursement	2.00%	1.85%	1.79%	1.98%	1.93%
After expense reimbursement	1.89%	1.85%	1.79%	1.98%	1.93%
Ratios of net investment income to average net assets	7.61%	7.60%	8.77%	11.43%	11.47%
Portfolio turnover	46%	150%	113%	112%	248%

__________
(a)	Per share amounts presented are based on an average of monthly shares outstanding throughout each period.
(b)
Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(c)	The Shareholder Servicing Agent has contractually agreed to waive its shareholder servicing fee as defined in Note 4. The contractual limit may be discontinued at any time after June 30, 2007.
(d)	Excluding interest expense.

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report
Notes to Financial Statements	June 30, 2006

1. ORGANIZATION
The 40|86 Strategic Income Fund (the “Fund “) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered with the Securities and Exchange Commission (“SEC“) under the Investment Company Act of 1940 (the “1940 Act“), as amended, as a closed-end, non-diversified management investment company. At June 30, 2006, Conseco, Inc. (“Conseco“) owned 15,190 shares, 2.2%, of the Fund’s common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Transactions, Security Valuation and Related Investment Income
Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. The Fund holds investments that are restricted as to resale with a cost of $15,967,301 and a market value of $15,755,084 under Rule 144A of the Securities Act of 1933. These securities represent 22.02% of the net assets of the Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration.

Investments are stated at market value in the accompanying financial statements. Values for fixed income and other securities traded in the over-the-counter market are provided by third-party pricing services. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices or, if such data is not available, at the most recently available prices or under policies adopted by the Board of Trustees. Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Prices for fixed income securities may be obtained from an independent pricing source that uses information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Fund securities, which are traded both in the over-the-counter market and on an exchange, are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under policies adopted by the Board of Trustees. Debt securities purchased with maturities of sixty days or less are valued at amortized cost.

Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. Investments held by the Fund may be purchased with accrued interest, and the investments owned by the Fund may accrue interest during the period the investment is owned by the Fund. If an investment owned by the Fund experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Fund’s policy is to cease interest accruals from the time the investments are traded as “flat “ in the market. The Fund evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

Distribution of Income and Gains
The Fund intends to distribute monthly to shareholders substantially all of its net investment income and to distribute, at least annually, any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). However, the Board of Trustees may decide to declare dividends at other intervals.

Federal Income Taxes
For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the years ended June 30, 2006 and June 30, 2005 were as follows:

Ordinary income (2006)	$5,928,914
Ordinary income (2005)	5,787,722

At June 30, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Distribution in excess of ordinary income	$(296,156)
Capital Loss and other loss carryovers	(27,046,082)
Accumulated Earnings	(27,342,238)
Unrealized Appreciation — Tax	(2,325,945)
Total Accumulated Earnings (Deficit)	$(29,668,183)

The differences between book and tax basis net unrealized appreciation are primarily attributable to wash sales. The cumulative timing difference for ordinary income is due to the timing of distributions. The cumulative timing difference for the capital loss carryover is due to post-October losses.

During the year ended June 30, 2006, the Fund used capital loss carryforwards of $296,520. As of June 30, 2006, the Fund had a total capital loss carryover of $26,465,267, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. The capital loss of $16,623,489 will expire in 2009, $5,367,863 in 2010 and $4,473,915 in 2011.

In addition, the Fund will elect to treat capital losses of $580,815 incurred during the period November 1, 2005 through June 30, 2006 as having been incurred in the following fiscal year.

40 | 86 Strategic Income Fund	Annual Report
Notes to Financial Statements	June 30, 2006

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as of the date of the financial statements, and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. OTHER EXPENSES

The Fund pays expenses of Trustees who are not affiliated persons of the Fund or 40|86 Advisors, Inc. (the “Adviser“ and “Administrator“), a wholly-owned subsidiary of Conseco. The Fund pays each of its Trustees who is not a Trustee, officer or employee of the Adviser, the Administrator or any affiliate thereof an annual fee of $7,500 plus $1,500 for each Board of Trustees meeting attended. Additionally, each Trustee receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. This fee may be pro-rated with other affiliated mutual funds. The Board Chairman receives an additional $375 for each regular meeting attended. The Fund reimburses all Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

4. TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement
The Adviser serves as the Investment Manager and Administrator to the Fund under the terms of the Investment Management and Administration Agreement. The Adviser supervises the Fund’s management and investment program, performs a variety of services in connection with management and operation of the Fund and pays all compensation of officers and Trustees of the Fund who are affiliated persons of the Adviser or the Fund. As compensation for its services to the Fund, the Fund has agreed to pay the Adviser a monthly advisory fee equal to an annual rate of 0.90 percent of the value of the average weekly value of the total assets of the Fund less the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets“). The total fees incurred for such services for the year ended June 30, 2006 were $965,943. See the Other Fund Matters section for changes made to the investment advisory fee subsequent to June 30, 2006.

Shareholder Servicing Agreement
Conseco Services, LLC, a wholly-owned subsidiary of Conseco, acts as the Shareholder Servicing Agent (the “Agent”) to the Fund under the Shareholder Servicing Agreement. As compensation for its services, the Fund has agreed to pay Conseco Services, LLC a monthly shareholder servicing fee equal to an annual rate of 0.10 percent of the Managed Assets. The Agent has contractually agreed to waive its shareholder servicing fee to an annual rate of 0.02 percent of Managed Assets through June 30, 2007. The Agent may discontinue this limit any time after June 30, 2007. The net fees incurred for such services for the year ended June 30, 2006 were $21,466.

5. ACCOUNTING AGREEMENT

The Fund contracted for certain accounting and administration services with PFPC, Inc. (“PFPC“). For its services, PFPC receives a monthly fee equal to an annual rate of 0.105 percent of the first $250 million of average weekly net assets; 0.080 percent of the next $250 million of average weekly net assets; 0.055 percent of the next $250 million of average weekly net assets; and 0.035 percent of average weekly net assets in excess of $750 million, subject to a minimum monthly charge of $7,500. The total fees incurred for such services for the year ended June 30, 2006 were $90,000. See the Other Fund Matters section for changes regarding the Fund’s Accounting Agreement made subsequent to June 30, 2006.

6. PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $47,907,943 and $58,640,625, respectively, for year ended June 30, 2006.

7. INDEBTEDNESS

The Fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for the shareholders, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in interest rates on borrowings.

Loan Agreement
The Fund entered into a secured Loan and Pledge Agreement with Custodial Trust Company (the “Agreement “) on October 4, 2000. Loans under the Agreement are callable on demand. Under the Agreement, the aggregate amount of the loans outstanding may not exceed 33 1/3 percent of total assets (including the amount obtained through leverage). Borrowings bear interest at the Federal Funds Rate plus a margin of 0.75 percent. Interest payments are made monthly. Loans made under the Agreement are due and payable on demand. The Fund shall maintain a pledge account which gives the Custodial Trust Company as pledgee effective control over the Fund assets with a collateral value greater than the sum of the outstanding aggregate principal amount of the loans and the interest accrued thereon. Portfolio securities with an aggregate value of $57,322,897 were included in the pledge account at June 30, 2006.

40 | 86 Strategic Income Fund	Annual Report
Notes to Financial Statements	June 30, 2006

Average daily balance of loans outstanding during the year ended June 30, 2006	$32,422,482
Weighted average interest rate for the year	4.97%
Maximum amount of loans outstanding at any month-end during the year ended June 30, 2006	$36,549,195
Maximum percentage of total assets at any month-end during the year ended June 30, 2006	31.85%
Amount of loans outstanding at June 30, 2006	$25,799,195
Percentage of total assets at June 30, 2006	25.90%

8. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provides for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

9. NEW ACCOUNTING POLICIES

FASB Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) to create a single model to address accounting for uncertainty in tax positions. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.

40 | 86 Strategic Income Fund	Annual Report
Report of Independent Registered Public Accounting Firm	June 30, 2006

To the Board of Trustees and Shareholders of the 40 | 86 Strategic Income Fund:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the 40|86 Strategic Income Fund (the "Fund") at June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Indianapolis, Indiana
August 25, 2006

40 | 86 Strategic Income Fund	Annual Report
Automatic Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested in additional shares by Computershare Trust Company, N.A. (“CSS”), as agent for shareholders in administering the DRIP (the “DRIP Agent”). Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by CSS as dividend disbursing agent. DRIP participants may elect not to participate in the DRIP and to receive all dividends and capital gain distributions in cash by sending written instructions to CSS, as dividend disbursing agent, at the address set forth below. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the DRIP Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in shares. The shares will be acquired by the DRIP Agent or an independent broker-dealer for the participants‘ accounts, depending upon the circumstances described below, either: (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”); or (ii) by purchase of outstanding shares on the open market (“open market purchases”) on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the DRIP Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant‘s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value thereof (such condition being referred to herein as “market discount”), the DRIP Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the dividend payment date, the DRIP Agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but no more than 30 days after the dividend payment date, to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the DRIP Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the DRIP Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the DRIP Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the market discount shifts to a market premium.

The DRIP Agent maintains all shareholders ‘ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each DRIP participant will be held on his or her behalf by the DRIP Agent on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP. The DRIP Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the DRIP in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder ‘s name and held for the account of beneficial owners who participate in the DRIP.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Agents open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on the dividends.

Shareholders participating in the DRIP may receive benefits not available to shareholders not participating in the DRIP.

If the market price (plus commissions) of the Fund‘s shares is above their net asset value, participants of the DRIP will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price (plus commissions) is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their

40 | 86 Strategic Income Fund	Annual Report
Automatic Dividend Reinvestment Plan (unaudited)

shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants in the DRIP, however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to the DRIP Agent at Computershare, P.O. Box 43010, Providence, RI 02940-3010.

Federal Tax Information (unaudited)

For the year ended June 30, 2006, none of the ordinary income distributions paid by the Fund will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV. For corporate shareholders, none of the ordinary income distributions paid by the Fund qualify for the dividend received deduction.

Other Fund Matters (unaudited)

Change in Service Providers
The Fund entered into an Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”) beginning July 1, 2006. Under this agreement, USBFS will provide certain accounting and administration services to the Fund. For its services, USBFS will receive a monthly fee equal to an annual rate of 0.10 percent of the first $100 million of average daily net assets; 0.08 percent of the next $200 million of average daily net assets; and 0.06 of average daily net assets in excess of $300 million, subject to a minimum monthly charge of $5,833.

The Fund entered into a Custody Agreement with U.S. Bank National Association (“USB”) beginning July 1, 2006. Under this agreement, USB will provide custodial services to the Fund. For its services, USB will receive a monthly fee equal to an annual rate of 0.004 percent of the average daily market value of the Fund’s total assets, subject to a minimum monthly charge of $500.

The Fund entered into a Transfer Agency and Service Agreement with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (collectively, “CSS”) beginning July 1, 2006. Under the agreement CSS will provide transfer agency and certain shareholder services to the Fund, including administration of the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”). Information contained in this report related to the DRIP has been updated to reflect CSS as administering agent for the Fund’s shareholders.

Waiver of Investment Advisory Fee

Beginning July 1, 2006, the Adviser has contractually agreed to waive its advisory fee to an annual rate of 0.80 percent of Managed Assets through June 30, 2007. The Adviser may discontinue this limit any time after June 30, 2007.

40 | 86 Strategic Income Fund	Annual Report
Disclosure of Investment Management and Administration Agreement (unaudited)

Activities and Composition of the Board of Trustees

All but one member of the Fund’s Board of Trustees is a non-interested trustee as that term is defined in the Investment Company Act of 1940, as amended. We refer to these non-interested persons as independent trustees throughout this report. The Chairman of the Board is an independent trustee, and nominees to become independent trustees are chosen by a Nominating Committee comprised solely of independent trustees. All independent trustees are also members of the Board’s Audit Committee. The independent trustees meet in executive session at each regular Board meeting. The Board meets in person at least once each quarter and conducts other in-person and telephonic meetings throughout the year. Independent counsel to the independent trustees attends regular in-person Board and Audit Committee meetings and attends other meetings at the request of the independent trustees in-person or telephonically.

Investment Management and Administration Agreement - Matters Considered by the Board

Every year the Board considers renewal of the investment management and administration agreement with respect to the Fund (the “Investment Management and Administration Agreement”) and throughout each year, reviews and evaluates the performance of and services provided by 40|86 Advisors, Inc. (the “Investment Adviser”). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, and compliance with legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided to the Fund. Among the matters considered throughout the year with respect to the Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as fees for shareholder servicing; (b) overall Fund operating expenses; (c) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, and the Fund’s compliance with its respective Code of Ethics and the Investment Adviser’s compliance policies and procedures; and (d) the nature, cost and character of any non-investment management services provided by the Investment Adviser and its affiliates.

Annual Consideration of Approval of the Investment Management and Administration Agreement by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Management and Administration Agreement, the Board requests and receives materials specifically relating to the Investment Management and Administration Agreement. These materials include (a) information compiled by Lipper Inc. (“Lipper”) on the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information on fees and expenses of other closed-end high yield bond funds of similar asset; (c) a discussion by the Fund’s management team regarding investment strategies used; and (d) information on the profitability to the Investment Adviser of its relationships with the Fund. The Board also considers other matters it deems important to the approval process including any direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent consideration and renewal of the Investment Management and Administration Agreement, the Board conducted an in-person meeting in May 2006. At that meeting, the independent trustees met in executive session with their counsel to discuss the information presented regarding contract renewals. Among other matters, the Board deliberations focused on the following areas:

The Nature and Quality of Services Provided by the Adviser — The Board reviewed the nature, scope and quality of services provided by the Investment Adviser. The Trustees noted that the scope of service provided had expanded over time as a result of regulatory and other mutual fund developments. The Trustees also considered the quality of the investment capabilities of the Adviser and the other resources dedicated to performing service for the Fund. The Trustees concluded that, overall, the nature, extent and quality of services provided to the Fund were acceptable and therefore, supported the continuation of the Investment Management and Administration Agreement.

Investment Adviser's Portfolio Performance — The Board focused primarily on the resulting investment performance for the Fund. The Board compared the Fund’s performance -- both including and excluding the effects of the fees and expenses of the Fund - to the performance of a comparable group of closed-end high yield bond funds, and the performance of a relevant index. While the Board reviews performance data at least quarterly, consistent with the

40 | 86 Strategic Income Fund	Annual Report
Disclosure of Investment Management and Administration Agreement (unaudited)

Investment Adviser’s investment goals, the Board attaches more importance to performance over relatively longer periods of time. The Trustees noted that current and historical performance, as of March 31, 2006, for the Fund in most periods, approximated or exceeded the Fund’s benchmark, the Merrill Lynch High Yield Master II Index. The Board considered the Fund’s performance versus the Lipper Peer Group of other closed-end high yield bond funds. The Board recognized that there are significant variances in the investment strategies and objectives of the other funds in the Peer Group and that various factors, including market movement, operating expenses and size of the funds, contribute to the Fund’s over- or under-performance versus the Peer Group. The Trustees noted that performance for the Fund versus its peers would continue to be closely monitored. Considering these factors, the Board expressed confidence in the Investment Adviser’s ability to continue to manage the Fund and concluded that the Fund’s investment performance was acceptable and therefore, supported the continuation of the Investment Management and Administration Agreement.

Management Fees and Other Expenses - The Board reviewed the Fund’s contractual management fee rate and actual management fee rate as a percentage of total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee reductions -- compared to the other closed-end high yield bond funds considered comparable by Lipper and the Investment Adviser. It also compared the Portfolios’ total expenses to those of similar comparable funds. The Board recognized that it is difficult to make comparison of management fees because there are variations in the service included in the fees paid by other funds. The Board also noted that the Investment Adviser proposed a 10 basis point reduction in the Fund’s investment advisory and administration fee. In addition, the Board recognized managements efforts to reduce expenses to shareholders by their willingness to (1) reduce the shareholder servicing fee; (2) transition to new service providers to reduce operating fees; and (3) explore alternative credit facilities to reduce the Fund’s cost of leverage. The Board concluded that the Fund’s investment advisory and administration fee and overall expense ratio, when considering additional fee reductions, were satisfactory compared to those of other comparable funds and therefore, supported the continuation of the Investment Management and Administration Agreement.

Profitability - The Board considered the cost of the services provided to the Fund and/or the Fund by the Investment Adviser and the Investment Adviser’s and its affiliates’ profits relating to the management, administration and shareholder services provided to the Fund. As part of its analysis, the Board reviewed the Investment Adviser’s assumptions and methodology in allocating its costs to the management of each Portfolio and the Fund and concluded that there was a reasonable basis for the allocation. The Board recognized that comparative profitability information is not generally publicly available and is affected by numerous factors, including the structure of the investment adviser, the type of funds they manage, its business mix, numerous assumptions regarding allocation and the adviser’s capital structure and cost of capital. The Board noted that the Investment Adviser is entitled to earn a reasonable level of profits for the services it provides to the Fund, and concluded, based on their review, that the Investment Adviser’s profits were acceptable and not excessive in relation to the nature and quality of services provided and given the level of fees and expenses overall and therefore, supported the continuation of the Investment Management and Administration Agreement.

Economies of Scale — The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Trustees recognized that, given the stable size of the Fund and the expense waivers or reductions maintained by the Investment Adviser and shareholder servicing agent, no additional adjustment to fees or other steps were necessary to reflect economies of scale.

Conclusion — After the independent trustees deliberated in executive session, the Board of Trustees, including all of the independent trustees, approved the renewal of the existing Investment Management and Administration Agreement, concluding that the contract renewal was in the best interests of the shareholders.

40 | 86 Strategic Income Fund	Annual Report
Board of Trustees and Officers (unaudited)

INDEPENDENT TRUSTEES

Name (Age) Address	Position Held With Trust	Principal Occupation(s) During Past 5 Years
Diana H. Hamilton (50) 11815 N. Pennsylvania St. Carmel, IN 46032	Chairman of the Board Since December 2005 and Trustee Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm; Formerly, State of Indiana Director of Public Finance. Chairman and Trustee of one other mutual fund managed by the Adviser.

R. Matthew Neff (51) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	Chairman and Co-Chief Executive Officer of Senex Financial Corp., a financial services company engaged in the healthcare finance field. Trustee of one other mutual fund managed by the Adviser.

Vincent J. Otto (47) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2005 Audit Committee Financial Expert Since February 2006
Executive Vice President and Chief Financial Officer, Waterfield Mortgage Company and Union Federal Bank. Director, Federal Home Loan Bank of Indianapolis. Trustee of one other mutual fund managed by the Adviser.

Steven R. Plump (53) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since June 2006	Group Vice President, Global Marketing and Sales and Chief Marketing Officer of Eli Lilly Company. Trustee of one other mutual fund managed by the Adviser.

INTERESTED TRUSTEES AND OFFICERS

Audrey L. Kurzawa* (39) 11815 N. Pennsylvania St. Carmel, IN 46032	President and Trustee Since June 2005 and Formerly Treasurer Since October 2002	Certified Public Accountant. Senior Vice President and Controller, Adviser. President and Trustee of one other mutual fund managed by the Adviser.

Daniel Murphy (50) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer Since June 2005	President, Conseco Services, LLC; Senior Vice President and Treasurer, Conseco, Inc. and various affiliates. Treasurer of one other mutual fund managed by the Adviser.

Jeffrey M. Stautz (48) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Legal Officer and Secretary Since May 2005
Vice President, General Counsel, Secretary and Chief Compliance Officer, Adviser. Formerly, Partner at Baker & Daniels, Law firm. Chief Legal Officer and Secretary of one other mutual fund managed by the Adviser.

William T. Devanney (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Vice President Since July 1998	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of one other mutual fund managed by the Adviser.

Sarah L. Bertrand (38) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Compliance Officer and Assistant Secretary Since December 2004	Second Vice President, Legal and Compliance, Adviser. Chief Compliance Officer and Assistant Secretary of one other mutual fund managed by the Adviser.

__________
*
The Trustee so indicated is an ”interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates. Each Trustee serves until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by—laws or charter or statute.

All Trustees oversee the seven portfolios that make up the total fund complex including 40|86 Strategic Income Fund (1) and 40|86 Series Trust (6).

INVESTMENT ADVISER 40|86 Advisors, Inc. Carmel, IN Indianapolis, IN	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Washington, DC	LEGAL COUNSEL Kirkpatrick & Lockhart Nicholson Graham LLP

TRANSFER AGENT Computershare Trust Company, N.A. Providence, RI		CUSTODIAN U.S. Bank, N.A. Milwaukee, WI

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing for the most recent quarter is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s quarterly portfolio schedule on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INFORMATION ABOUT CERTIFICATIONS
In January 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

40|86 STRATEGIC INCOME FUND
11815 North Pennsylvania Street
Carmel, IN 46032
800-852-4750

40|86 STRATEGIC INCOME FUND
11815 North Pennsylvania Street
Carmel, IN 46032

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-852-4750.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Vincent J. Otto is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

•
Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $23,815 for the year ended June 30, 2005 and $23,700 for the year ended June 30, 2006.

Audit-Related Fees

(b)
There were no fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $2,600 for the year ended June 30, 2005 and $3,000 for the year ended June 30, 2006.

Tax return review and Excise Review

All Other Fees

(d)
There were no fees billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. The Chairman of the audit committee is authorized to pre-approve engagement of the accountant to perform other non-audit services for the registrant and to report such pre-approvals to the audit committee at their next meeting.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $62,067 for the year ended June 30, 2005 and $58,000  for the year ended June 30, 2006.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Diana H. Hamilton, Vincent J. Otto, Steven R. Plump and R. Matthew Neff.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

40|86 Strategic Income fund
POLICIES AND PROCEDURES

SECTION 1.f.   PROXY VOTING POLICY

I.  Statement of Policy

It shall be the policy of 40|86 Strategic Income Fund (the “Fund”) to delegate the authority and responsibility to vote proxies related to portfolio securities to its investment adviser, 40|86 Advisors, Inc. (the “Adviser”). Accordingly, the Board of Trustees of the Fund has authorized the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) as the proxy voting policies and procedures that will be used by or on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.  Standard

The Adviser shall vote proxies related to portfolio securities of the Fund in the best interests of the Fund and its shareholders.

III.  Review of Proxy Voting Procedures

The Board of Trustees of the Fund shall periodically review the Proxy Voting Procedures presented by the Adviser to determine the following:

A.	The Proxy Voting Procedures promote the voting of proxies in a manner that is consistent with the standard set forth in Section II above.

B.
The Proxy Voting Procedures provide for the voting of proxies in a manner that is consistent with the standard set forth in Section II above in situations where a proxy vote presents a conflict between the interests of the shareholders of the Fund, on the one hand, and those of the Adviser or any affiliated person of the Adviser, on the other.

The Adviser shall provide a written report to the Fund’s Board of Trustees regarding any proxy voted where a conflict of interest (as set forth above) was identified, except in circumstances where:

(i)	the Adviser and/or the Fund engaged an independent third party to provide a recommendation on how to vote such proxy;

(ii)	the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party; and

(iii)	the instructions to the independent third party with respect to the proxy voted were consistent with the standard set forth in Section II above.

The Adviser shall provide such report at the next regularly scheduled meeting of the Board.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.  Disclosure

The following disclosure shall be provided:

A.	The Adviser shall make available its proxy voting records in respect of the Fund, for inclusion in the Fund’s Form N-PX.

B.	The Fund’s administrator, Conseco Services LLC (the “Administrator”), shall cause the Trust to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR.

C.
The Administrator shall cause the Fund’s shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number and (ii) on the SEC’s website.

D.
The Administrator shall cause the Fund’s annual and semi-annual reports to include a statement that information is available regarding how the Fund voted proxies during the most recent twelve-month period (i) without charge, upon request, by calling a toll-free number and (ii) on the SEC’s website.

Adopted effective as of July 1, 2003.

(a)	Does the registrant invest exclusively in non-voting securities? If YES, then do not respond to the remaining portion of this item. No.

(b)(i) Provide the policies and procedures that the registrant uses to determine how to vote proxies relating to portfolio securities. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Disclosed Above.

(b)(ii) Provide the policies and procedures that the registrant uses if a conflict arises between the interests of the registrant’s shareholders and the company’s investment adviser, principal underwriter or affiliated person. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Disclosed Above.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)
(1)Information is presented as of June 30, 2006: 40|86 Advisors, Inc. (“40|86” or the “Adviser”) uses a team approach to manage the Fund. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Amy L. Gibson, CFA, Vice President 40|86 Advisors, Inc.

Ms. Gibson is the head of the high yield group for 40|86 and is responsible for oversight of the bank loan, collateralized debt obligations and high yield portfolios. Prior to joining 40|86 in 2000, she was a vice president and high yield portfolio manager at Lincoln National Corp. for twelve years.

Richard M. Matas, Assistant Vice President 40|86 Advisors, Inc.

Mr. Matas co-manages the Fund with Ms. Gibson and is also a high yield trader for 40|86. Additionally, he is responsible for providing portfolio management support for collateralized bond obligations and other high yield portfolios. Prior to joining 40|86 Advisors in 1999, he was a personal financial analyst with American Express Financial Advisors.

(2)	Information is presented as of June 30, 2006:

Portfolio Manager Name	Portfolio Manager of
	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)*	Other Accounts (dollar amount and number of accounts)
Amy L. Gibson	$102,477,768 (2)	$1,945,243,366 (11)	None
Richard M. Matas	$102,477,768 (2)	$ 542,256,967 (7)	None

*Ms. Gibson and Mr. Matas may serve as portfolio manager or co-portfolio manager on these Other Pooled Investments and Other Accounts.

Performance Based Advisory Fees: Ms. Gibson is the portfolio manager or co-portfolio manager of eleven accounts (with assets totaling $1,945,243,366) of Other Pooled Investments that have the potential to earn performance-based fees. Also, Mr. Matas is the co-portfolio of seven accounts (totaling $542,256,967) of Other Pooled Investments that have the potential to earn performance-based fees. A majority of these Other Pooled Investments are collateralized bond obligations and collateralized loan obligations.

Potential Material Conflicts of Interests: 40|86 and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

The Adviser and the Fund has adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

(3) Information is presented as of June 30, 2006:

Compensation: 40|86 generally targets base salary pay based on competitive market data for investment advisory firms. 40|86's annual incentive program is based on a pay-for-performance model (P4P) for investment professionals, including portfolio managers, as a multiple of base salary. Awards have historically been based on business unit measures and on individual goals. We would anticipate that a similar P4P structure would continue. In addition, selected key personnel are expected to participate in the Conseco Equity Incentive Program. 40|86 portfolio managers are not solely compensated directly based upon the performance of any particular portfolio they may manage.

(4) Information is presented as of June 30, 2006:

    Portfolio Managers Beneficially Owned Securities of Registrant

Portfolio Manager Name	Ownership of 40|86 Strategic Income Fund
Amy L. Gibson	None
Richard M. Matas	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

[Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Identification of equity purchases to be reported according to this section should be determined by client and fund counsel.]

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
(1/1/06 - 1/31/06)	None	None	None	None
(2/1/06 - 2/28/06)	None	None	None	None
(3/1/06 - 3/31/06)	None	None	None	None
(4/1/06 - 4/30/06)	None	None	None	None
(5/1/06 - 5/31/06)	None	None	None	None
(6/1/06 - 6/30/06)	None	None	None	None
Total	None	None	None	None

[Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced: Not applicable

a. The date each plan or program was announced
b. The dollar amount (or share or unit amount) approved
c. The expiration date (if any) of each plan or program
d. Each plan or program that has expired during the period covered by the table
e. Each plan or program the registrant has determeined to terminate prior to expiration, or under which the registrant does not intent to make further purchases.]

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2. Attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    40|86 Strategic Income Fund

By (Signature and Title)        /s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date 9/7/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)        /s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date 9/7/2006

By (Signature and Title)        /s/ Daniel J. Murphy
Daniel J. Murphy, Treasurer
(principal financial officer)

Date 9/7/2006